SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2018 (January 1, 2018)

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 2, 2018, CenterState Bank Corporation (the “Company”, “CSFL” or “CenterState”) furnished a Current Report on Form 8-K to report the January 1, 2018 completion of its previously-announced merger (the “HCBF Merger”) with HCBF Holding Company, Inc. (“HCBF”), pursuant to the Agreement and Plan of Merger by and between the Company (f/k/a CenterState Banks, Inc.) and HCBF, dated as of August 12, 2017 (the “HCBF Merger Agreement”). At the closing, HCBF merged with and into CenterState, with CenterState surviving the HCBF Merger.  Immediately following the HCBF Merger, HCBF’s wholly-owned subsidiary bank, Harbor Community Bank, merged with and into CenterState Bank, N.A., a national banking association and wholly-owned subsidiary of the Company (“CenterState Bank”), with CenterState Bank as the surviving national bank subsidiary of the Company.

The Company announced in the same Form 8-K filed on January 2, 2018 that it completed its previously-announced merger (the “Sunshine Merger”) with Sunshine Bancorp, Inc. (“Sunshine”), pursuant to the Agreement and Plan of Merger by and between CenterState and Sunshine, dated as of August 12, 2017 (the “Sunshine Merger Agreement”). At the closing, Sunshine merged with and into CenterState, with CenterState surviving the Sunshine Merger.  Immediately following the Sunshine Merger, Sunshine’s wholly-owned subsidiary bank, Sunshine Bank, merged with and into CenterState Bank with CenterState Bank as the surviving national bank subsidiary of the Company.

This Current Report on Form 8-K/A amends and supplements the disclosures provided in Items 2.01 and 9.01 of the Current Report on Form 8-K furnished on January 2, 2018. The Company’s acquisition of HCBF constitutes a business acquisition at the significance level that requires the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.  The Company’s acquisition of Sunshine does not constitute a business acquisition at the significance level that requires the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.  Except as otherwise provided herein, the other disclosures made in the Current Report furnished on January 2, 2018 remain unchanged. The Company does not anticipate that it will further amend this Current Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Acquisition of HCBF Holding Company, Inc.

On January 1, 2018, the Company completed its previously announced merger transaction as set forth in the Agreement and Plan of Merger with HCBF, whereby HCBF merged with and into the Company (the “HCBF Merger”). Pursuant to and simultaneously with the HCBF Merger, HCBF’s wholly owned subsidiary bank, Harbor Community Bank, merged with and into the CenterState Bank.

In the HCBF Merger, the Company acquired 100% of the outstanding common stock of HCBF. As consideration for the transaction, each share of HCBF common stock was exchanged for $1.925 in cash and 0.675 shares of the Company’s common stock.   In addition, the Company assumed HCBF’s stock options which converted to the Company’s stock options.  Based on the closing price of the Company’s common stock on December 29, 2017, the resulting purchase price for HCBF was $448,236,000.  For further information, please see Note 2 to the Unaudited Pro Forma Condensed Combined Financial Statements attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference.

The foregoing description of the HCBF Merger Agreement and the HCBF Merger does not purport to be complete and is qualified in its entirety by reference to the HCBF Merger Agreement, which is incorporated by reference as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 14, 2017.

Closing of Acquisition of Sunshine Bancorp, Inc.

On January 1, 2018, the Company completed its previously announced merger transaction as set forth in the Agreement and Plan of Merger with Sunshine, whereby Sunshine merged with and into the Company (the “Sunshine Merger”). Pursuant to and simultaneously with the Sunshine Merger, Sunshine’s wholly owned subsidiary bank, Sunshine Bank, merged with and into the CenterState Bank.

In the Sunshine Merger, the Company acquired 100% of the outstanding common stock of Sunshine. As consideration for the transaction, each share of Sunshine common stock was exchanged for 0.89 shares of the Company’s

common stock, plus cash in lieu of fractional shares.   In addition, the Company assumed Sunshine’s stock options which converted to the Company’s stock options.  Based on the closing price of the Company’s common stock on December 29, 2017, the resulting purchase price for Sunshine was $187,853,000.  For further information, please see Note 2 to the Unaudited Pro Forma Condensed Combined Financial Statements attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference.

The foregoing description of the Sunshine Merger Agreement and the Sunshine Merger does not purport to be complete and is qualified in its entirety by reference to the Sunshine Merger Agreement, which is incorporated by reference as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on August 14, 2017.

Item 9.01	Financial Statements and Exhibits

	(a)	Financial statements of business acquired.

The audited consolidated balance sheets of HCBF Holding Company as of December 31, 2017 and 2016, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years ended December 31, 2017, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined consolidated balance sheet as of December 31, 2017, and the unaudited pro forma combined consolidated statements of income for the year ended December 31, 2017 are incorporated herein by reference to Exhibit 99.2.

(d)	Exhibits:

2.1

Agreement and Plan of Merger, dated as of August 12, 2017, by and between CenterState Bank Corporation and HCBF Holding Company, Inc. (incorporated by reference to Exhibit 2.1 to CenterState Bank Corporation’s Form 8-K filed on August 14, 2017).

2.2

Agreement and Plan of Merger, dated as of August 12, 2017, by and between CenterState Bank Corporation and Sunshine Bancorp, Inc. (incorporated by reference to Exhibit 2.2 to CenterState Bank Corporation’s Form 8-K filed on August 14, 2017).

23.1	Consent of Crowe Horwath LLP

99.1	Audited Consolidated Financial Statements of HCBF Holding Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017

99.2	Unaudited Pro Forma Combined Consolidated Financial Statements of CenterState Bank Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Name:	Jennifer L. Idell
Title:	Executive Vice President and
Chief Financial Officer

Date:  March 14, 2018